FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 2000


Available Amount to Note Holders:                                                             4,007,252.83

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertently deposited in Collection Account                          --

(ii)      Indemnity Payments paid inadvertently deposited in Collection Account                         --

(iii)     Aggregate of:

          (a) Unreimbursed Servicer Advances                                                    498,832.83

          (b) Servicer Fees from current and prior Collection Period                             26,882.29

          (c) Servicing Charges inadvertently deposited in Collection Account                           --

(iv)      Current and unpaid Back-up Servicing Fees                                               1,075.29

(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                           6,739.39

          Adjustment to prior month premium amount                                                      --

(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees               291.67

(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                 --

(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:

          Class A-1 Note Interest                                                                       --

          Adjustment to prior month Class A-1 Note Interest                                             --

          Class A-2 Note Interest                                                                       --

          Class A-3 Note Interest                                                               103,336.76

          Class A-4 Note Interest                                                               202,342.75

(ix)      Class B-1 Note Interest                                                                 7,205.08

(x)       Letter of Credit Bank Fee and unpaid amounts                                              575.57

(xi)      Class B-2 Note Interest                                                                 6,749.86

(xii)     Class A-1 through A-4 Principal Distribution Amount:

          Class A-1 Principal Distribution Amount                                                       --

          Class A-2 Principal Distribution Amount                                                       --

          Class A-3 Principal Distribution Amount                                             2,924,044.29

          Class A-4 Principal Distribution Amount                                                       --

(xiii)    Note Insurer Reimbursement Amount                                                             --

(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal          63,566.18

(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal          63,566.18

(xvi)     Letter of Credit Reimbursement Amount                                                         --

(xvii)    Class B-3 Note Interest                                                                 7,325.42

(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal          63,566.18

(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                 --

(xx)      Letter of Credit Additional Reimbursement Amount                                              --

(xxi)     Other Amounts Due Servicer under Servicing Agreement                                          --

(xxii)    Remaining Amount to Residual Holder                                                           --

          Additional Principal Distribution Amount to Noteholders

          Class A-1 additional Principal Distribution Amount                                            --

          Class A-2 additional Principal Distribution Amount                                            --

          Class A-3 additional Principal Distribution Amount                                     29,245.75

          Class A-4 additional Principal Distribution Amount                                            --

          Class B-1 additional Principal Distribution Amount                                        635.78

          Class B-2 additional Principal Distribution Amount                                        635.78

          Class B-3 additional Principal Distribution Amount                                        635.78


          Reviewed By:



          ------------------------------------------------
          SANDY B. HO
          EXECUTIVE VICE PRESIDENT & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED OCTOBER 1, 2000



                       Initial         Beginning         Base           Additional       Total          Ending         Ending
                      Principal        Principal       Principal        Principal      Principal       Principal     Certificate
      Class            Balance          Balance      Distribution      Distribution   Distribution      Balance        Factor
----------------  ---------------   --------------  --------------     ------------  -------------  --------------   -----------
Class A-1           32,998,000.00               --              --               --             --              --     0.0000000
Class A-2           85,479,000.00               --              --               --             --              --     0.0000000
Class A-3           51,527,000.00    19,528,205.95    2,924,044.29        29,245.75   2,953,290.04   16,574,915.91     0.3216744
Class A-4           38,238,000.00    38,238,000.00              --               --             --   38,238,000.00     1.0000000
                  ---------------   --------------  --------------     ------------  -------------  --------------   -----------
Total Class A      208,242,000.00    57,766,205.95    2,924,044.29        29,245.75   2,953,290.04   54,812,915.91     0.2632174

Class B-1            4,527,000.00     1,255,787.09       63,566.18           635.78      64,201.96    1,191,585.13     0.2632174
Class B-2            4,527,000.00     1,255,787.09       63,566.18           635.78      64,201.96    1,191,585.13     0.2632174
Class B-3            4,527,000.00     1,255,787.09       63,566.18           635.78      64,201.96    1,191,585.13     0.2632174
                  ---------------   --------------  --------------     ------------  -------------  --------------
Total              221,823,000.00    61,533,567.22    3,114,742.83        31,153.09   3,145,895.92   58,387,671.31

                                                                  ADCPB at end of Collection Period  61,339,196.06
                                                                                                    --------------
                                                    Excess of ending ADCPB over ending note balance   2,951,524.75
                                                                                              Floor   4,527,025.86
                                                                                                    --------------
                                                                                         Difference  (1,575,501.10)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of September 30, 2000                                     1,934,952.77
     Investment earnings on amounts in Collection Account                                         8,148.44
     Payments due Collection Account from last 3 business days of Collection Period             508,241.45
     Additional contribution for terminated trade-ups and rebooked leases                               --
     Servicer Advance on current Determination Date                                           1,555,910.17
                                                                                            --------------
     Available Funds on Payment Date                                                          4,007,252.83

INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                            --------------
REMAINING AVAILABLE FUNDS                                                                     4,007,252.83

INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                   --
                                                                                            --------------
REMAINING AVAILABLE FUNDS                                                                     4,007,252.83

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                         498,832.83
     Unreimbursed Servicer Advances paid                                                        498,832.83
                                                                                            --------------
     Unreimbursed Servicer Advances remaining unpaid                                                    --
                                                                                            --------------
REMAINING AVAILABLE FUNDS                                                                     3,508,420.00

SERVICER FEES
     Servicer Fees due                                                                           26,882.29
     Servicer Fees paid                                                                          26,882.29
                                                                                            --------------
     Servicer Fees remaining unpaid                                                                     --
                                                                                            --------------
REMAINING AVAILABLE FUNDS                                                                     3,481,537.71

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                          --
                                                                                            --------------
REMAINING AVAILABLE FUNDS                                                                     3,481,537.71

BACK-UP SERVICER FEES
     Back-up Servicer Fees due                                                                    1,075.29
     Back-up Servicer Fees paid                                                                   1,075.29
                                                                                            --------------
     Back-up Servicer Fees remaining unpaid                                                             --
                                                                                            --------------
REMAINING AVAILABLE FUNDS                                                                     3,480,462.41

PREMIUM AMOUNT
     Premium Amount due                                                                           6,739.39
     Premium Amount paid                                                                          6,739.39
                                                                                            --------------
     Premium Amount remaining unpaid                                                                    --
                                                                                            --------------
REMAINING AVAILABLE FUNDS                                                                     3,473,723.02

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                      291.67
     Indenture Trustee Fee paid                                                                     291.67
                                                                                            --------------
     Indenture Trustee Fee remaining unpaid                                                             --
                                                                                            --------------
REMAINING AVAILABLE FUNDS                                                                     3,473,431.35

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                  --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                             75,000.00
                                                                               --------------
     Total Indenture Trustee Expenses paid                                                 --
                                                                               --------------
     Indenture Trustee Expenses unpaid                                                     --
REMAINING AVAILABLE FUNDS                                                        3,473,431.35

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                               --
     Class A-2 Note Interest                                                               --
     Class A-3 Note Interest                                                       103,336.76
     Class A-4 Note Interest                                                       202,342.75
                                                                               --------------
     Total Class A Interest due                                                    305,679.51
                                                                               --------------
REMAINING AVAILABLE FUNDS                                                        3,167,751.85

CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                     7,205.08
     Class B-1 Note Interest paid                                                    7,205.08
                                                                               --------------
     Class B-1 Note Interest remaining unpaid                                              --
                                                                               --------------
REMAINING AVAILABLE FUNDS                                                        3,160,546.77

LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
     Letter of Credit Bank Fee due                                                     575.57
     Letter of Credit Bank Fee paid                                                    575.57
                                                                               --------------
     Letter of Credit Bank Fee remaining unpaid                                            --
                                                                               --------------
REMAINING AVAILABLE FUNDS                                                        3,159,971.20

CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                     6,749.86
     Class B-2 Note Interest paid                                                    6,749.86
                                                                               --------------
     Class B-2 Note Interest remaining unpaid                                              --
                                                                               --------------
REMAINING AVAILABLE FUNDS                                                        3,153,221.34

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                              2,924,044.29
     Class A Note Principal Balance as of preceding Payment Date                57,766,205.95
                                                                               --------------
     Class A Base Principal Distribution Amount paid                             2,924,044.29
                                                                               --------------
     Class A Base Principal Distribution Amount remaining unpaid                           --

     Class A-1 Note Principal Balance as of preceding Payment Date                         --
     Class A-1 Base Principal Distribution Amount paid                                     --
                                                                               --------------
     Class A-1 Note Principal Balance after distribution on Payment Date                   --
                                                                               --------------

     Remaining Class A Base Principal Distribution Amount                        2,924,044.29
                                                                               --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000


     Class A-2 Note Principal Balance as of preceding Payment Date                          --
     Class A-2 Base Principal Distribution Amount paid                                      --
                                                                                --------------
     Class A-2 Note Principal Balance after distribution on Payment Date                    --

     Remaining Class A Base Principal Distribution Amount                         2,924,044.29
                                                                                --------------

     Class A-3 Note Principal Balance as of preceding Payment Date               19,528,205.95
     Class A-3 Base Principal Distribution Amount paid                            2,924,044.29
                                                                                --------------
     Class A-3 Note Principal Balance after distribution on Payment Date         16,604,161.66

     Remaining Class A Base Principal Distribution Amount                                   --
                                                                                --------------

     Class A-4 Note Principal Balance as of preceding Payment Date               38,238,000.00
     Class A-4 Base Principal Distribution Amount paid                                      --
                                                                                --------------
     Class A-4 Note Principal Balance after distribution on Payment Date         38,238,000.00

REMAINING AVAILABLE FUNDS                                                           229,177.05

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                  --
     Note Insurer Reimbursement Amount paid                                                 --
                                                                                --------------
     Note Insurer Reimbursement Amount remaining unpaid                                     --
REMAINING AVAILABLE FUNDS                                                           229,177.05

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                1,255,787.09
     Class B-1 Base Principal Distribution due                                       63,566.18
     Class B-1 Base Principal Distribution paid                                      63,566.18
                                                                                --------------
     Class B-1 Base Principal Distribution remaining unpaid                                 --
     Class B-1 Note Principal Balance after distribution on Payment Date          1,192,220.91
REMAINING AVAILABLE FUNDS                                                           165,610.87

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                1,255,787.09
     Class B-2 Base Principal Distribution due                                       63,566.18
     Class B-2 Base Principal Distribution paid                                      63,566.18
                                                                                --------------
     Class B-2 Base Principal Distribution remaining unpaid                                 --
     Class B-2 Note Principal Balance after distribution on Payment Date          1,192,220.91
REMAINING AVAILABLE FUNDS                                                           102,044.69

LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due                                              --
     Letter of Credit Reimbursement Amount paid                                             --
                                                                                --------------
     Letter of Credit Reimbursement Amount remaining unpaid                                 --
REMAINING AVAILABLE FUNDS                                                           102,044.69

CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                      7,325.42
     Class B-3 Note Interest paid                                                     7,325.42
                                                                                --------------
     Class B-3 Note Interest remaining unpaid                                               --
                                                                                --------------
REMAINING AVAILABLE FUNDS                                                            94,719.27

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000


CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                  1,255,787.09
     Class B-3 Base Principal Distribution due                                         63,566.18
     Class B-3 Base Principal Distribution paid                                        63,566.18
                                                                                  --------------
     Class B-3 Base Principal Distribution remaining unpaid                                   --
     Class B-3 Note Principal Balance after distribution on Payment Date            1,192,220.91
REMAINING AVAILABLE FUNDS                                                              31,153.09

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                              --
     Remaining Indenture Trustee Expenses paid                                                --
                                                                                  --------------
     Remaining Indenture Trustee Expenses unpaid                                              --
REMAINING AVAILABLE FUNDS                                                              31,153.09

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due                                     --
     Additional Letter of Credit Reimbursement Amount paid                                    --
                                                                                  --------------
     Additional Letter of Credit Reimbursement Amount remaining unpaid                        --
REMAINING AVAILABLE FUNDS                                                              31,153.09

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                 --
     Other Amounts Due Servicer under Servicing Agreement paid                                --
                                                                                  --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                    --
REMAINING AVAILABLE FUNDS                                                              31,153.09

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR              1,606,654.19

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                             --
REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                              31,153.09

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                         31,153.09
     Adjusted Principal Distribution Sharing Ratio                                        93.878%
                                                                                  --------------
     Additional Principal Distribution to Class A                                      29,245.75

     Class A Note Principal Balance after payment above                            54,842,161.66
                                                                                  --------------
     Class A additional Principal Distribution Amount paid                             29,245.75
                                                                                  --------------
     Excess cash after payment of additional Class A Principal Distribution                   --

     Class A-1 Note Principal Balance after payment above                                     --
     Class A-1 additional Principal Distribution Amount paid                                  --
                                                                                  --------------
     Class A-1 Note Principal Balance after distribution on Payment Date                      --
                                                                                  --------------

     Remaining Class A additional Principal Distribution Amount                        29,245.75
                                                                                  --------------


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000


     Class A-2 Note Principal Balance after payment above                                      --
     Class A-2 additional Principal Distribution Amount paid                                   --
                                                                                   --------------
     Class A-2 Note Principal Balance after distribution on Payment Date                       --

     Remaining Class A additional Principal Distribution Amount                         29,245.75
                                                                                   --------------

     Class A-3 Note Principal Balance after payment above                           16,604,161.66
     Class A-3 additional Principal Distribution Amount paid                            29,245.75
                                                                                   --------------
     Class A-3 Note Principal Balance after distribution on Payment Date            16,574,915.91

     Remaining Class A additional Principal Distribution Amount                                --
                                                                                   --------------

     Class A-4 Note Principal Balance after payment above                           38,238,000.00
     Class A-4 additional Principal Distribution Amount paid                                   --
                                                                                   --------------
     Class A-4 Note Principal Balance after distribution on Payment Date            38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                          31,153.09
     Adjusted Principal Distribution Sharing Ratio                                          2.041%
                                                                                   --------------
     Additional Principal Distribution to Class B-1                                        635.78

     Class B-1 Note Principal Balance after payment above                            1,192,220.91
     Class B-1 additional Principal Distribution paid                                      635.78
                                                                                   --------------
     Class B-1 Note Principal Balance after distribution on Payment Date             1,191,585.13

CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                          31,153.09
     Adjusted Principal Distribution Sharing Ratio                                          2.041%
                                                                                   --------------
     Additional Principal Distribution to Class B-2                                        635.78

     Class B-2 Note Principal Balance after payment above                            1,192,220.91
     Class B-2 additional Principal Distribution paid                                      635.78
                                                                                   --------------
     Class B-2 Note Principal Balance after distribution on Payment Date             1,191,585.13

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                          31,153.09
     Adjusted Principal Distribution Sharing Ratio                                          2.041%
                                                                                   --------------
     Additional Principal Distribution to Class B-3                                        635.78

     Class B-3 Note Principal Balance after payment above                            1,192,220.91
     Class B-3 additional Principal Distribution paid                                      635.78
                                                                                   --------------
     Class B-3 Note Principal Balance after distribution on Payment Date             1,191,585.13

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                       64,517,505.07
      ADCPB, end of Collection Period                                             61,339,196.06
                                                                                 --------------
      Base Principal Amount                                                        3,178,309.01

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period              1,396,932.21
      Servicing Advances collected during the current Collection Period              898,099.38
                                                                                 --------------
      Unreimbursed Servicing Advances as of current Determination Date               498,832.83

CALCULATION OF INTEREST DUE

                    Beginning                 Current                   Total
                    Principal    Interest     Interest    Overdue      Interest
        Class        Balance       Rate         Due       Interest       Due
      ---------  --------------  --------   -----------   --------   -----------
      Class A-1              --    5.7325%           --         --            --
      Class A-2              --    6.3500%           --         --            --
      Class A-3   19,528,205.95     6.350%   103,336.76         --    103,336.76
      Class A-4   38,238,000.00     6.350%   202,342.75         --    202,342.75
      Class B-1    1,255,787.09     6.885%     7,205.08         --      7,205.08
      Class B-2    1,255,787.09     6.450%     6,749.86         --      6,749.86
      Class B-3    1,255,787.09     7.000%     7,325.42         --      7,325.42
                 --------------             -----------   --------   -----------
                  61,533,567.22     6.376%   326,959.87         --    326,959.87

CALCULATION OF PRINCIPAL DUE

                        Base                Base                               Total
                      Principal           Principal           Overdue        Principal
        Class        Amount Pct.            Amount           Principal          Due
      ---------      -----------        -------------        ---------     -------------
      Class A               92.0%        2,924,044.29               --      2,924,044.29
      Class B-1              2.0%           63,566.18               --         63,566.18
      Class B-2              2.0%           63,566.18               --         63,566.18
      Class B-3              2.0%           63,566.18             0.00         63,566.18
                                        -------------        ---------     -------------
                                         3,114,742.83             0.00      3,114,742.83

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                 64,517,505.07
      Servicer Fee Rate                                              0.500%
      One-twelfth                                                     1/12
                                                            --------------
      Servicer Fee due current period                            26,882.29
      Prior Servicer Fee arrearage                                      --
                                                            --------------
      Servicer Fee due                                           26,882.29

CALCULATION OF BACK-UP SERVICER FEE
      ADCPB as of the prior Calculation Date                 64,517,505.07
      Back-up Servicer Fee Rate                                     0.020%
      One-twelfth                                                     1/12
                                                            --------------
      Back-up Servicer Fee due Current Period                     1,075.29
      less overpayment from prior period                                --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2000


      Prior Back-up Servicer Fee Arrearage                                                                --
                                                                                             ---------------
      Back-up Servicer Fee due                                                                      1,075.29

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period               57,766,205.95
      Premium Rate                                                                                     0.140%
      One-twelfth                                                                                       1/12
                                                                                             ---------------
      Premium Amount due Current Period                                                             6,739.39
      Prior Premium Amount arrearage                                                                      --
                                                                                             ---------------
      Total Premium Amount due                                                                      6,739.39

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                        291.67
      Prior Indenture Trustee Fee arrearage                                                               --
                                                                                             ---------------
      Total Indenture Trustee Fee due                                                                 291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)           1,255,787.09
      Letter of Credit Bank Fee Rate                                                                    0.55%
      One-twelfth                                                                                       1/12
                                                                                             ---------------
      Letter of Credit Bank Fee due Current Period                                                    575.57
      Letter of Credit Bank Fee arrearage                                                                 --
                                                                                             ---------------
      Total Letter of Credit Bank Fee arrearage due                                                   575.57

LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Letter of Credit Reimbursement Amount due current period                                            --
      Prior Letter of Credit Reimbursement Amount arrearage                                               --
                                                                                             ---------------
      Total Letter of Credit Reimbursement Amount due                                                     --

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                      --
      Prior Indenture Trustee Expenses arrearage                                                          --
                                                                                             ---------------
      Total Indenture Trustee Expenses due                                                                --

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Additional Letter of Credit Reimbursement Amount due current period                                 --
      Prior Additional Letter of Credit Reimbursement Amount arrearage                                    --
                                                                                             ---------------
      Total Additional Letter of Credit Reimbursement Amount due                                          --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                               --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                              --
                                                                                             ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                          --

FLOOR CALCULATION
      Initial ADCPB                                                                           226,351,292.85
      Floor percent                                                                                     2.00%
                                                                                             ---------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2000

Floor                                                                            4,527,025.86

ADCPB as of end of immediately preceding Collection Period                      61,339,196.06

Aggregate Note Balances prior to any payment on current Payment Date            61,533,567.22
Payments on payment date prior to application of Floor Amount, if any
Class A                                                                          2,924,044.29
Class B-1                                                                           63,566.18
Class B-2                                                                           63,566.18
Class B-3                                                                           63,566.18
                                                                               --------------
Total Base Principal Amount distributions on current payment date                3,114,742.83
                                                                               --------------
Aggregate Note Balance after payment of Base Principal Amount                   58,418,824.39
                                                                               --------------
Excess of ADCPB over Ending Note Balances                                        2,920,371.67

Difference between excess and floor                                              1,606,654.19

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED OCTOBER 1, 2000





RESTRICTING EVENT DETERMINATION:

                                                                                               Yes/No
                                                                                               ------
    A) Event of Servicer Termination (Yes/No)                                                    No
    B) Note Insurer has Made a Payment (Yes/No)                                                  No
    C) Gross Charge Off Event has Occurred (Yes/No)                                              No
    D) Delinquency Trigger Event has Occurred (Yes/No)                                           No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                              Yes/No
                                                                                              ------
    A) Failure to distribute to the Noteholders all or part of any payment of
    Interest required to be made under the terms of such Notes or the Indenture
    when due; and,                                                                              No

    B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
    Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
    Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1 Maturity
    Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
    Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
    Notes, or Class B-3 Notes, as the case may be.                                              No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

    Section                                               Event                                                        Yes/No
    -------                                               -----                                                        ------
    6.01(i)      Failure to make payment required                                                                        No
    6.01(ii)     Failure to submit Monthly Statement                                                                     No
    6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                                     No
    6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                                           No
    6.01(v)      Servicer files a voluntary petition for bankruptcy                                                      No
    6.01(vi)     Order of judgement in excess of $500,000                                                                No
    6.01(vii)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days    No
    6.01(viii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                               No
    6.01(ix)     Servicer Trigger Event as contained in the Insurance Agreement has occurred.                            No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED OCTOBER 1, 2000


Gross Charge Event Calculation:

                                                                    Result
                                                                    ------
    Gross Charge Off Ratio Current Period                            (0.04)%
    Gross Charge Off Ratio Prior Period                               1.44%
    Gross Charge Off Ratio Second Prior Period                        0.43%
                                                                    ------
    Average of Gross Charge Off Ratio for Three Periods               0.61%
    Maximum Allowed                                                   2.50%

    Gross Charge Off Ratio:

                           ADCPB of                                                      Gross Charge Off Ratio
                         All Defaulted         Less                                           Charge Offs/
                           Contracts        Recoveries    Charge Offs        ADCPB               ADCPB
                         -------------     ------------   ----------    ---------------  ----------------------
    Current Period          230,012.89       232,070.31    (2,057.42)     61,339,196.06          (0.04)%
    Prior Period            195,175.81       117,999.11    77,176.70      64,517,505.07           1.44%
    Second Prior Period      69,354.51        45,272.99    24,081.52      67,804,063.58           0.43%


Delinquency Event Calculation:

                                                                    Result
                                                                    ------
    Delinquency Trigger Ratio Current Period                          3.11%
    Delinquency Trigger Ratio Prior Period                            3.05%
    Delinquency Trigger Ratio Second Prior Period                     3.97%
                                                                    ------
    Average of Delinquency Trigger Ratios                             3.38%
    Maximum Allowed                                                   7.50%

    Delinquency Trigger Ratio:

                                  A                  B                    A/B
                                  -                  -                    ---
                               ADCPB of          ADCPB of
                          Contract > 30 Day    All Contracts      Delinquency Trigger
                               Past Due       As of Month-End           Ratio:
                          -----------------   ---------------     -------------------
    Current Period             1,907,984.83     61,339,196.05                    3.11%
    Prior Period               1,995,388.06     65,461,067.10                    3.05%
    Second Prior Period        2,733,034.76     68,808,793.93                    3.97%

                            ADCPB         Delinquency Ratio
                        ------------      -----------------
    Current               59,431,211                  96.89%
    31-60 Days Past Due      897,858                   1.46%
    61-90 Days Past Due      469,849                   0.77%
    91+ Days Past Due        540,278                   0.88%
                             -------                -------
    TOTAL                 61,339,196                 100.00%

Substitution Limits

    ADCPB as of Cut-Off Date                                      226,351,292.85
    Maximum Substitution (10% of Initial)                          22,635,129.29

    Prior month Cumulative ADCPB Substituted                        2,920,404.24
    Current month ADCPB Substituted                                           --
                                                                 ---------------
    Cumulative ADCPB Substituted                                    2,920,404.24